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                                                                  Exhibit 4.01

                                    [LOGO]

Number                                                                    SHARES
TA
                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

CLASS A                                               CUSIP 358433 10 0
COMMON STOCK                                          SEE REVERSE FOR CERTAIN
                                                      DEFINITIONS

THIS CERTIFIES that



is the owner of

FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES, Par Value $0.01 per share of FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
The above-named Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the transfer Agent and Registrar WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                    [SEAL]

/s/ W. Russell Ramsey                      /s/ Emanuel J. Friedman
President & Secretary                      Chairman and Chief Executive Officer


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                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES WITHIN A CLASS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). ANY SUCH REQUESTS SHOULD BE ADDRESSED IN WRITING TO THE SECRETARY OF THE CORPORATION.

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE ("CLASS A COMMON STOCK"). THE ARTICLES OF INCORPORATION OF THE CORPORATION PROVIDE THAT EXCEPT AS OTHERWISE REQUIRED BY LAW (i) THE HOLDERS OF CLASS A COMMON STOCK WILL BE ENTITLED TO ONE (1) VOTE PER SHARE ON ALL MATTERS TO BE VOTED ON BY THE CORPORATION'S SHAREHOLDERS, (ii) THE HOLDERS OF CLASS B COMMON STOCK PAR VALUE $0.01 PER SHARE ("CLASS B COMMON STOCK") WILL BE ENTITLED TO THREE (3) VOTES PER SHARE ON ALL MATTERS TO BE VOTED ON BY THE CORPORATION'S SHAREHOLDERS AND (iii) THE HOLDERS OF THE CLASS A COMMON STOCK AND CLASS B COMMON STOCK SHALL VOTE TOGETHER AS A SINGLE VOTING GROUP. IN CERTAIN CIRCUMSTANCES SHARES OF THE CLASS B COMMON STOCK ARE CONVERTIBLE AT THE OPTION OF THE CORPORATION INTO AN EQUAL NUMBER OF SHARES OF CLASS A COMMON STOCK. THE FOREGOING IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ARTICLES OF INCORPORATION, AS AMENDED FROM TIME-TO-TIME, WHICH ARE MADE A PART HEREOF BY REFERENCE.

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT --           Custodian
                     ---------           ----------------------
                      (Cust)                     (Minor)
                     under Uniform Gifts to Minors Act

                     ------------------------------------------
                                      (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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   Please print or typewrite name and address including current zip code of assignee

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                                                                          Shares
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of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                 19
      ---------------   --

                        --------------------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17AO-16.